[BEAR STEARNS LETTERHEAD]                 [BEAR, STEARNS & CO. INC. LETTERHEAD]

    BEAR STEARNS ASSET BACKED SECURITIES, INC. HOME EQUITY LOAN TRUST 1999-2

                  BEAR STEARNS MORTGAGE CAPITAL CORP. - SELLER
                      EMC MORTGAGE CORP. - MASTER SERVICER

                             COMPUTATIONAL MATERIALS

--------------------------------------------------------------------------------
FAX TO:                                                 DATE:

COMPANY:                                                # PAGES (incl. cover):

FAX NO:                                                 PHONE NO:

--------------------------------------------------------------------------------

FROM:                                                   PHONE NO:

--------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                  $214,093,000
                                 (approximate)


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                         HOME EQUITY LOAN TRUST 1999-2

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS





Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                FINAL
                                                                              SCHEDULED
            CLASS SIZE                     EXPECTED RATINGS      AVERAGE       PAYMENT           PAYMENT                    DAY
   CLASS      ($ MM)      TRANCHE TYPE      (MOODY'S/FITCH)     LIFE (1,2)      DATE             WINDOW        PRICING     COUNT
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   AF-1(3)   $112.373      Fixed Senior         Aaa/AAA      2.51 years/CALL   3/25/29    11/99-06/07/92 mo.    CALL     30/360
   MF-1(3)      8.123    Fixed Mezzanine        Aa2/AA       5.20 years/CALL   3/25/29    02/03-06/07/53 mo.    CALL     30/360
   MF-2(3)      7.108    Fixed Mezzanine         A2/A        5.15 years/CALL   3/25/29    12/02-06/07/55 mo.    CALL     30/360
   BF-1(3)      7.108    Fixed Subordinate     Baa3/BBB-     5.12 years/CALL   3/25/29    11/02-06/07/56 mo.    CALL     30/360
   AV-1(3)     61.897       ARM Floater         Aaa/AAA      1.85 years/CALL   4/25/29    11/99-08/06/82 mo.    CALL    Act/360
   MV-1(3)      6.431    Mezzanine Floater       Aa2/AA      5.12 years/CALL   4/25/29    08/03-08/06/37 mo.    CALL    Act/360
   MV-2(3)      5.024    Mezzanine Floater        A2/A       4.82 years/CALL   4/25/29    04/03-08/06/41 mo.    CALL    Act/360
   BV-1(3)      6.029   Subordinate Floater    Baa3/BBB-     4.69 years/CALL   4/25/29    12/02-08/06/45 mo.    CALL    Act/360
    TOTAL    $214.093
-----------------------------------------------------------------------------------------------------------------------------------

(1) See "Prepayment Assumptions" below.

(2) All Certificates are priced to call. The coupon on the Fixed-Rate Certificates will increase by 0.50% after the clean up call date. The spread on the Class AV-1 Certificates will double and the spread on the Class MV-1, MV-2 and BV-1 Certificates will increase by 1.5x after the clean-up call date.
(3) See "Available Funds Cap" on page 5.



DEPOSITOR:                      Bear Stearns Asset Backed Securities, Inc.

ISSUER:                         Home Equity Loan Trust 1999-2

SELLER:                         Bear Stearns Mortgage Capital Corp.

MASTER SERVICER:                EMC Mortgage Corporation

ORIGINATORS OF COLLATERAL:      ContiMortgage  Corp.  (69.0%),  AMRESCO  Residential  Capital,  Inc.  (21.1%),  Long Beach Mortgage
                                (4.8%), Provident Bank (2.5%) and others (2.6%).

SOLE MANAGER:                   Bear, Stearns & Co. Inc.

TRUSTEE:                        Bankers Trust Company of California, N.A.

STRUCTURE:                      Senior/subordinated structure with Certificates collateralized by two separate mortgage loan groups. Each loan group will have its own overcollateralization target, achieved by the
                                acceleration of the related Senior Certificates.

PREPAYMENT ASSUMPTION:          FIXED-RATE GROUP:      5% CPR in month 1, increasing by 1.8182%
                                                       per month to 25% CPR in month 12.

                                ADJUSTABLE-RATE GROUP: 28% CPR

COLLATERAL:                     There will be a total of approximately $215,775,130 home equity mortgage loans as of the Cut-off Date, consisting of two
                                separate collateral pools. Approximately $135,388,926 of the collateral will be fixed-rate first and second lien loans
                                ("Fixed-Rate Group"). Approximately $80,386,204 of the
                                collateral will be adjustable rate first lien loans consisting of 6-month LIBOR loans, 2/28 hybrid loans, 3/27 hybrid loans and
                                5/25 hybrid loans ("Adjustable-Rate Group").

CUT-OFF DATE:                   September 1, 1999. All principal collected during the months of
                                September and October will be deposited in the Collection
                                Account for distribution on the November 1999 Payment Date. Only interest collected during the month of October will be deposited in the Collection Account for the November 1999 Payment Date.

EXPECTED SETTLEMENT DATE:       October 14, 1999

FIRST PAYMENT DATE:             November 26, 1999

PAYMENT DATES:                  The 25th day of each month or, if such day is not a business day, the next succeeding business day, beginning in November
                                1999.

ERISA ELIGIBILITY:              The Class A Certificates will be ERISA eligible as
                                of closing. Prospective investors should consult their own counsel with respect to an investment in the offered
                                Certificates.

SMMEA TREATMENT:                The Certificates will not constitute "mortgage-related
                                securities" for purposes of SMMEA.

TAX STATUS:                     REMIC under the Internal Revenue Code.

                                          CREDIT ENHANCEMENT

EXCESS INTEREST:                Excess Interest cashflows from each loan group will be available as credit enhancement for the related loan group.

OVERCOLLATERALIZATION:          The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Senior Certificates relative to the amortization of the related collateral pool, generally in the early months of the transaction. Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the related Senior Certificates resulting in the build up of
                                overcollateralization ("O/C"). By paying down the principal balance of the Certificates faster than the principal
                                amortization of the respective loan group, an O/C amount equal to the excess of the aggregate principal balance of the
                                collateral over the principal balance of the related
                                Certificates is created. Excess cash flows will be directed to build each O/C amount until the respective Mortgage Loan Group reaches its required O/C target. Upon this event, the
                                acceleration feature will cease, unless it is once again
                                necessary to maintain the required O/C level.

CROSS-COLLATERALIZATION:        Excess spread from each of the two collateral groups, if not needed to credit enhance its own group will be available to credit enhance the other group.

INITIAL SUBORDINATION:          All levels are preliminary and subject to change

                                --------------------------------------------------------------
                                OFFERED CERTIFICATES   FIXED-RATE GROUP  ADJUSTABLE-RATE GROUP
                                --------------------------------------------------------------
                                Class A                     17.00%              23.00%
                                --------------------------------------------------------------
                                Class M-1                   11.00%              15.00%
                                --------------------------------------------------------------
                                Class M-2                    5.75%               8.75%
                                --------------------------------------------------------------
                                Class B                      0.50%               1.25%
                                --------------------------------------------------------------

CLASS SIZES:
                                ------------------------------------------------------------------
                                OFFERED CERTIFICATES    FIXED-RATE GROUP   ADJUSTABLE-RATE GROUP
                                ------------------------------------------------------------------
                                Class A                      83.00%               77.00%
                                ------------------------------------------------------------------
                                Class M-1                     6.00%                8.00%
                                ------------------------------------------------------------------
                                Class M-2                     5.25%                6.25%
                                ------------------------------------------------------------------
                                Class B                       5.25%                7.50%
                                ------------------------------------------------------------------
                                Initial O/C                   0.50%                1.25%
                                ------------------------------------------------------------------



FIXED RATE AFC:                 All fixed rate coupons are subject to the fixed rate
                                available funds cap ("Fixed Rate AFC"). The Fixed Rate AFC is a rate equal to the weighted average gross coupon rate for the Fixed-Rate
                                Group collateral less the servicing fee and the trustee fee
                                (51 bps).

ADJUSTABLE RATE AFC:            All adjustable rate coupons are subject to the adjustable
                                rate available funds cap ("Adjustable Rate AFC"). The Adjustable
                                Rate AFC is a rate equal to the weighted average gross coupon rate for the Adjustable-Rate Group collateral less the servicing fee and the trustee fee (51 bps).

INTEREST ACCRUAL:               For the Fixed Rate Certificates, interest will accrue, for the first period, from October 1, 1999, and for each Payment Date thereafter, from the 1st day of the preceding month until the 30th day of the month. For the Adjustable Rate Certificates, interest will accrue for the first accrual period from the settlement date and, thereafter, from the 25th day of the preceding month, until the 24th day of the current month (from Payment Date to Payment Date).

PAYMENT DELAY:                  Fixed Rate Certificates:        24 days
                                Adjustable Rate Certificates:    0 days

CLEAN-UP CALLS:                 The Master Servicer has the option to exercise a call when the aggregate Stated Principal Balance for the related Mortgage Loan
                                Group is less than or equal to 10% of the Aggregate Stated Principal
                                Balance of such loan group as of the Cut-Off Date (i.e., separate calls for each group). The call will be exercised at par plus accrued interest.

COUPON STEP UP:                 FIXED RATE CERTIFICATES:

                                If the 10% Clean-Up Call is not exercised on the Fixed Rate
                                Certificates, the coupon on each outstanding class shall increase by
                                50 bps.


                                ADJUSTABLE RATE CERTIFICATES:

                                If the 10% Clean-Up Call is not exercised on the Adjustable Rate
                                Certificates, the Coupon Margin on the Class AV-1 Certificates will double and the Coupon Margin on Classes MV-1, MV-2 and BV will increase by 1.5x the original.

SHORTFALL
REIMBURSEMENT:                  If on any Payment Date the Pass-Through Rate on the Adjustable-Rate
                                Certificates is limited by the Adjustable-Rate AFC, the amount of such interest that would have been distributed if the Pass-Through
                                Rate had not been so limited over the amount of interest at the
                                Adjustable-Rate AFC and the aggregate of such shortfalls from previous Payment Dates together with accrued interest at the
                                Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the related
                                Certificate principal balance has been reduced to zero.

                                CASHFLOW PRIORITY

FIXED-RATE CERTIFICATES:

                                1) Repayment of any unrecoverable, unreimbursed Servicer Advances;
                                2) Servicing Fees;
                                3) Fixed-Rate Group interest funds as follows: monthly interest, including any interest carryforward to the Class AF-1 Certificates, then monthly interest, including any interest carryforward to the
                                   Class MF-1 Certificates, then to the Class MF-2 Certificates and then to the Class BF-1 Certificates;
                                4) Fixed-Rate Group Principal Funds, as follows: monthly principal, to the Class AF-1 Certificates as described under "Principal
                                   Paydown," then monthly principal to the Class MF-1 Certificates as described under "Principal Paydown," then monthly principal to the
                                   Class MF-2 Certificates as described under "Principal Paydown" and then monthly principal to the Class BF Certificates as described under "Principal Paydown";
                                5) Excess cashflow to the Fixed-Rate Group Certificates in the order as described under "Principal Paydown" to build O/C, then any unrealized loss amount to the Class MF-1 Certificates, then any unrealized loss amount to the Class MF-2 Certificates and then any unrealized loss amount to the Class BF-1 Certificates.
                                6) Excess cashflow to pay amounts under item 5 under "Adjustable
                                   Rate Certificates" below;
                                7) Any excess cashflow reverts to the Seller.

ADJUSTABLE-RATE CERTIFICATES:

                                1) Repayment of any unrecoverable, unreimbursed Servicer Advances;
                                2) Servicing Fees;
                                3) Adjustable-Rate Group interest funds as follows: monthly interest, including any interest carryforward to the Class AV-1
                                   Certificates, then monthly interest to the Class MV-1 Certificates, then to the Class MV-2 Certificates and then to the Class BV-1
                                   Certificates;
                                4) Adjustable-Rate Group Principal Funds, as follows: monthly principal to the Class AV-1 Certificates as described under
                                   "Principal Paydown," then monthly principal to the Class MV-1
                                   Certificates as described under "Principal Paydown," then monthly principal to the Class MV-2 Certificates as described under
                                   "Principal Paydown" and then monthly principal to the Class BV-1
                                   Certificates as described under "Principal Paydown."
                                5) Excess cashflow, as follows: to the Adjustable-Rate Group
                                   Certificates to build O/C, then any interest carryforward to the
                                   Class MV-1 Certificates, then any unrealized loss amount to the
                                   Class MV-1 Certificates, then any interest carryforward to the Class
                                   MV-2 Certificates, then any unrealized loss amount to the Class MV-2
                                   Certificates, then any interest carryforward to the Class BV-1
                                   Certificates and then any unrealized loss amount to the Class BV-1
                                   Certificates.
                                6) Excess cashflow to pay amounts under item 5 under "Fixed Rate
                                   Certificates" above;
                                7) Excess cashflow to the Adjustable Rate Certificates, on a pro rata basis, to pay the Adjustable Rate Certificate Carryover, if any; and
                                8) Any excess cashflow reverts to the Seller.

                                                 PRINCIPAL PAYDOWN

PRIOR TO THE STEPDOWN DATE OR IF A TRIGGER EVENT EXISTS:

Fixed-Rate Certificates:        1) All scheduled and unscheduled principal will be paid to the Class
                                   AF-1 Certificates.



Adjustable-Rate Certificates:   1) All scheduled and unscheduled principal will be paid to the Class
                                   AV-1 Certificates.

AFTER THE STEPDOWN DATE AND IF NO TRIGGER EVENT EXISTS:

                                With respect to each Mortgage Loan Group, all Certificates will be entitled to receive payments of scheduled and unscheduled principal in the following order of priority: first to the Class A
                                Certificates, second to the Class M-1 Certificates, third to the
                                Class M-2 Certificates, and fourth to the Class B Certificates, in all cases to the extent necessary to satisfy the required
                                subordination levels described below.

STEPDOWN DATE:                  For each Mortgage Loan Group, the later of (i) the November 2002
                                Payment Date and (ii) the first Payment Date on which the Senior
                                Enhancement Percentage (i.e., the sum of the Subordinate
                                Certificates + the O/C amount for a particular Mortgage Loan Group divided by the aggregate Loan Balance of the Mortgage Loans in such
                                Mortgage Loan Group) is greater than or equal to the related Group's
                                Senior Specified Enhancement Percentage, which is equal to two times the initial AAA subordination (including O/C).


                                --------------------------------------------------------------
                                      Fixed-Rate Group               Adjustable-Rate Group
                                Senior Specified Enhancement     Senior Specified Enhancement
                                         Percentage                       Percentage
                                --------------------------------------------------------------
                                           39.50%                           53.00%
                                --------------------------------------------------------------


TRIGGER EVENT:                  With respect to each Mortgage Loan Group, a Trigger Event exists if:
                                the percentage obtained by dividing (x) the principal amount of 60+
                                Day Delinquent Loans (including foreclosures and REOs) in such
                                Mortgage Loan Group by (y) the aggregate outstanding Loan Balance of the Mortgage Loans in such Mortgage Loan Group as of the last day of the month immediately preceding the related Payment Date equals or exceeds [0.50] and [0.40] multiplied by the Senior Specified
                                Enhancement Percentage for the Fixed Rate Certificates and the
                                Adjustable Rate Certificates, respectively.

REQUIRED SUBORDINATION LEVELS:

                                -------------------------------------------------------------
                                             Required Subordination Levels

                                      Fixed-Rate Group              Adjustable-Rate Group
                                       Class AF-1             39.50%  Class AV-1      53.00%
                                       Class MF-1             27.50%  Class MV-1      37.00%
                                       Class MF-2             17.00%  Class MV-2      24.50%
                                       Class BF-1              6.50%  Class BV-1       9.50%
                                -------------------------------------------------------------


                                         SENSITIVITY TABLES

Class AF-1 (to call)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         14.93           4.91          3.39          2.51          1.90          1.41
Modified Duration (years)                     8.12           3.58          2.68          2.09          1.64          1.26
First Principal Payment                   11/25/99       11/25/99      11/25/99      11/25/99      11/25/99      11/25/99
Last Principal Payment                    04/25/27       03/25/14      01/25/10      06/25/07      10/25/05      08/25/04
Principal Lockout (months)                       0              0             0             0             0             0
Principal Window (months)                      330            173           123            92            72            58
Illustrative Yield @ Par (30/360)            7.43%          7.36%         7.31%         7.26%         7.19%         7.10%
-------------------------------------------------------------------------------------------------------------------------

Class MF-1 (to call)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         22.60           9.78          6.77          5.20          4.61          4.70
Modified Duration (years)                    10.01           6.38          4.93          4.05          3.71          3.79
First Principal Payment                   03/25/14       07/25/04      01/25/03      02/25/03      06/25/03      12/25/03
Last Principal Payment                    04/25/27       03/25/14      01/25/10      06/25/07      10/25/05      08/25/04
Principal Lockout (months)                     172             56            38            39            43            49
Principal Window (months)                      158            117            85            53            29             9
Illustrative Yield @ Par (30/360)            8.09%          8.06%         8.04%         8.01%         8.00%         8.00%
-------------------------------------------------------------------------------------------------------------------------

Class AF-1 (to maturity)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         15.00           5.14          3.63          2.72          2.06          1.54
Modified Duration (years)                     8.13           3.65          2.78          2.19          1.73          1.34
First Principal Payment                   11/25/99       11/25/99      11/25/99      11/25/99      11/25/99      11/25/99
Last Principal Payment                    02/25/29       10/25/25      02/25/20      06/25/15      03/25/13      09/25/10
Principal Lockout (months)                       0              0             0             0             0             0
Principal Window (months)                      352            312           244           188           161           131
Illustrative Yield @ Par (30/360)            7.43%          7.37%         7.33%         7.29%         7.24%         7.16%
-------------------------------------------------------------------------------------------------------------------------

Class MF- 1 (to maturity)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         22.80          10.35          7.37          5.73          5.03          5.17
Modified Duration (years)                    10.03           6.52          5.15          4.29          3.94          4.07
First Principal Payment                   03/25/14       07/25/04      01/25/03      02/25/03      06/25/03      12/25/03
Last Principal Payment                    01/25/29       09/25/22      09/25/16      11/25/13      12/25/10      10/25/08
Principal Lockout (months)                     172             56            38            39            43            49
Principal Window (months)                      179            219           165           130            91            59
Illustrative Yield @ Par (30/360)            8.09%          8.07%         8.06%         8.05%         8.04%         8.05%
-------------------------------------------------------------------------------------------------------------------------

                                         SENSITIVITY TABLES


Class AV-1 (to call)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         19.16           3.88          2.88          1.85          1.17          1.00
Modified Duration (years)                    10.56           3.08          2.40          1.63          1.08          0.93
First Principal Payment                   11/25/99       11/25/99      11/25/99      11/25/99      11/25/99      11/25/99
Last Principal Payment                    04/25/28       02/25/13      09/25/09      08/25/06      10/25/02      04/25/02
Principal Lockout (months)                       0              0             0             0             0             0
Principal Window (months)                      342            160           119            82            36            30
Illustrative Yield @ Par (30/360)            5.93%          5.93%         5.93%         5.93%         5.93%         5.93%
-------------------------------------------------------------------------------------------------------------------------

Class MV-1 (to call)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         26.81           8.75          6.48          5.12          5.12          3.18
Modified Duration (years)                    12.75           6.40          5.08          4.24          4.26          2.80
First Principal Payment                   08/25/23       11/25/03      11/25/02      08/25/03      10/25/02      04/25/02
Last Principal Payment                    04/25/28       02/25/13      09/25/09      08/25/06      01/25/05      03/25/04
Principal Lockout (months)                     285             48            36            45            35            29
Principal Window (months)                       57            112            83            37            28            24
Illustrative Yield @ Par (30/360)            6.25%          6.25%         6.25%         6.25%         6.25%         6.25%
-------------------------------------------------------------------------------------------------------------------------

Class AV-1 (to maturity)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%          125%          150%
CPR                                             0%            15%           20%           28%           35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         19.18           4.15          3.09          2.01          1.17          1.00
Modified Duration (years)                    10.56           3.18          2.50          1.72          1.08          0.93
First Principal Payment                   11/25/99       11/25/99      11/25/99      11/25/99      11/25/99      11/25/99
Last Principal Payment                    01/25/29       09/25/23      12/25/18      05/25/13      10/25/02      04/25/02
Principal Lockout (months)                       0              0             0             0             0             0
Principal Window (months)                      351            287           230           163            36            30
Illustrative Yield @ Par (30/360)            5.93%          5.94%         5.94%         5.95%         5.93%         5.93%
-------------------------------------------------------------------------------------------------------------------------

Class MV-1 (to maturity)
-------------------------------------------------------------------------------------------------------------------------
PPC                                             0%            50%           75%          100%           125%          150%
CPR                                             0%            15%           20%           28%            35%           40%
-------------------------------------------------------------------------------------------------------------------------
Average Life (years)                         26.89           9.55          7.13          5.58           6.61          3.94
Modified Duration (years)                    12.77           6.69          5.38          4.51           5.22          3.30
First Principal Payment                   08/25/23       11/25/03      11/25/02      08/25/03       10/25/02      04/25/02
Last Principal Payment                    12/25/28       04/25/21      07/25/16      07/25/11       03/25/10      08/25/08
Principal Lockout (months)                     285             48            36            45             35            29
Principal Window (months)                       65            210           165            96             90            77
Illustrative Yield @ Par (30/360)            6.25%          6.26%         6.27%         6.27%          6.32%         6.30%
-------------------------------------------------------------------------------------------------------------------------

                                         COLLATERAL SUMMARY

                                       (Fixed-Rate Collateral)



                                                          FIXED RATE COLLATERAL
                                                          ---------------------
               CUT-OFF DATE                               9/1/99

               TOTAL OUTSTANDING BALANCE:                 $135,388,925.62

               NUMBER OF LOANS:                           1,856

               AVERAGE REMAINING BALANCE:                 $ 72,946.62 (range: $ 9,725.83 - $ 464,684.20)

               LOAN TYPE:                                 100.00% fixed-rate loans

               WA GROSS COUPON:                           9.763% (range: 6.625% - 16.590%)

               ORIGINAL WEIGHTED AVERAGE TERM:            281 months (range:  60 - 361 months)

               REMAINING WEIGHTED AVERAGE TERM:           275 months (range:  55 - 359 months)

               LIEN POSITION:                             95.26% first, 4.74% second

               WA CLTV RATIO:                             80.32% (range: 9.00% - 100.00%)

               DOCUMENTATION:                             89.88% full Doc,
                                                          6.89% no Doc,
                                                          2.75% limited,
                                                          0.48% alternate.

               PROPERTY TYPE:                             85.66% single family,
                                                          5.25% 2-4 family,
                                                          3.56% man. housing,
                                                          3.55% PUD,
                                                          1.98% condo.

               OWNER OCCUPANCY:                           94.24% owner occupied,
                                                          5.76% non-owner occupied.

               LOAN PURPOSE:                              76.45% cash out refi,
                                                          14.81% rate/term refi,
                                                          8.74% purchase.

               GEOGRAPHIC DISTRIBUTION:                   MI (9.34%), OH (9.06%), PA (8.99%),
               (ALL STATES>=5.00%)                        CA (6.57%), IL (5.26%), NC (5.14%)

               DELINQUENCY STATUS                         89.69% current, 10.31% 30-59 days

                                         COLLATERAL SUMMARY

                                    (Adjustable-Rate Collateral)

                                                          ARM RATE COLLATERAL
                                                          -------------------
               CUT-OFF DATE                               9/1/99

               TOTAL OUTSTANDING BALANCE:                 $80,386,204.02

               NUMBER OF LOANS:                           694

               AVERAGE REMAINING BALANCE:                 $115,830.27 (range: $19,441.88 - $ 577,632.50)

               LOAN TYPE:                                 78.33% 2/28 LIBOR
                                                          14.73% 3/27 LIBOR
                                                          0.18% 5/25 LIBOR
                                                          6.76% 6 month LIBOR

               WA GROSS COUPON:                           9.852% (range: 5.500%-13.750%)

               WA GROSS MARGIN                            6.244% (range: 0.500%-9.800%)

               WA MAX LOAN RATE                           16.334%

               ORIGINAL WEIGHTED AVERAGE TERM:            360 months (range: 360-360 months)

               REMAINING WEIGHTED AVERAGE TERM:           353 months (range: 334-359 months)

               LIEN POSITION:                             100.00% first

               WA LTV RATIO:                              81.18% (range: 14.00%-97.12%)

               DOCUMENTATION:                             79.36% full doc,
                                                          12.19% no doc,
                                                          4.66% limited doc,
                                                          3.80% alternate.

               PROPERTY TYPE:                             82.11% single family,
                                                          7.39% PUD,
                                                          5.07% 2-4 family,
                                                          2.77% man. housing,
                                                          2.66% condo.

               OWNER OCCUPANCY:                           94.01% owner occupied,
                                                          5.99% non-owner occupied.

               LOAN PURPOSE:                              55.62% cash out refi,
                                                          31.16% purchase,
                                                          13.22% rate/term refi

               GEOGRAPHIC DISTRIBUTION:                   CA (28.61%), MI (5.49%), IL (5.40%),
               (ALL STATES>=5.00%)                        FL (5.37%), OR (5.29%)

               DELINQUENCY STATUS                         88.65% current, 11.35% 30-59 days

FIXED-RATE LOAN GROUP - MORTGAGE LOAN PRINCIPAL BALANCES



                                                                 AGGREGATE
   RANGE OF MORTGAGE LOAN PRINCIPAL            NUMBER OF         PRINCIPAL          PERCENT OF LOAN
                BALANCES                   MORTGAGE LOANS         BALANCE                GROUP
------------------------------------------------------------------------------------------------
           0.01 -25,000.00                            190       3,667,914.84              2.71%
------------------------------------------------------------------------------------------------
         25,000.01-50,000.00                          490      18,259,356.06             13.49%
------------------------------------------------------------------------------------------------
         50,000.01-75,000.00                          545      33,678,531.37             24.88%
------------------------------------------------------------------------------------------------
         75,000.01-100,000.00                         274      23,616,538.61             17.44%
------------------------------------------------------------------------------------------------
        100,000.01-125,000.00                         143      15,984,206.60             11.81%
------------------------------------------------------------------------------------------------
        125,000.01-150,000.00                          80      10,905,620.54              8.06%
------------------------------------------------------------------------------------------------
        150,000.01-175,000.00                          34       5,504,562.00              4.07%
------------------------------------------------------------------------------------------------
        175,000.01-200,000.00                          35       6,527,004.04              4.82%
------------------------------------------------------------------------------------------------
        200,000.01-225,000.00                          24       5,091,386.43              3.76%
------------------------------------------------------------------------------------------------
        225,000.01-250,000.00                          11       2,608,814.30              1.93%
------------------------------------------------------------------------------------------------
        250,000.01 -275,000.00                          8       2,099,577.61              1.55%
------------------------------------------------------------------------------------------------
        275,000.01-300,000.00                           7       2,013,890.05              1.49%
------------------------------------------------------------------------------------------------
        300,000.01-325,000.00                           4       1,261,940.18              0.93%
------------------------------------------------------------------------------------------------
        325,000.01-350,000.00                           4       1,315,948.15              0.97%
------------------------------------------------------------------------------------------------
        350,000.01-375,000.00                           2         712,468.08              0.53%
------------------------------------------------------------------------------------------------
        375,000.01-400,000.00                           1         388,698.60              0.29%
------------------------------------------------------------------------------------------------
        400,000.01-425,000.00                           2         839,802.76              0.62%
------------------------------------------------------------------------------------------------
        425,000.01-450,000.00                           1         447,981.20              0.33%
------------------------------------------------------------------------------------------------
             450,000.00+                                1         464,684.20              0.34%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - MORTGAGE RATES

                                                                 AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
     RANGE OF MORTGAGE RATES                   MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
            6.501 - 7.000                               8         839,070.38              0.62%
------------------------------------------------------------------------------------------------
            7.001 - 7.500                              42       5,127,500.52              3.79%
------------------------------------------------------------------------------------------------
            7.501 - 8.000                             147      12,607,016.12              9.31%
------------------------------------------------------------------------------------------------
            8.001 - 8.500                             181      15,644,017.47             11.55%
------------------------------------------------------------------------------------------------
            8.501 - 9.000                             119      11,468,391.76              8.47%
------------------------------------------------------------------------------------------------
            9.001 - 9.500                             137      11,952,166.64              8.83%
------------------------------------------------------------------------------------------------
            9.501 - 10.000                            293      22,908,376.93             16.92%
------------------------------------------------------------------------------------------------
            10.001- 10.500                            257      18,807,714.77             13.89%
------------------------------------------------------------------------------------------------
           10.501 - 11.000                            210      13,087,364.35              9.67%
------------------------------------------------------------------------------------------------
           11.001 - 11.500                            155       8,020,885.74              5.92%
------------------------------------------------------------------------------------------------
           11.501 - 12.000                            136       7,273,165.86              5.37%
------------------------------------------------------------------------------------------------
           12.001 - 12.500                             63       3,188,950.22              2.36%
------------------------------------------------------------------------------------------------
           12.501 - 13.000                             44       1,909,062.03              1.41%
------------------------------------------------------------------------------------------------
           13.001 - 13.500                             18         697,088.39              0.51%
------------------------------------------------------------------------------------------------
           13.501 - 14.000                             26       1,050,015.98              0.78%
------------------------------------------------------------------------------------------------
               14.001 +                                20         808,138.46              0.60%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - REMAINING MONTHS TO STATED MATURITY

                                                                 AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
     REMAINING TERM (MONTHS)                   MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
                0 - 60                                  3          53,787.77              0.04%
------------------------------------------------------------------------------------------------
               61 - 120                                57       1,941,195.27              1.43%
------------------------------------------------------------------------------------------------
              121 - 180                               798      51,584,751.06             38.10%
------------------------------------------------------------------------------------------------
              181 - 240                               126       7,255,096.16              5.36%
------------------------------------------------------------------------------------------------
              241 - 300                                22       1,573,917.97              1.16%
------------------------------------------------------------------------------------------------
                 301+                                 850      72,980,177.39             53.90%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------



FIXED-RATE LOAN GROUP - COMBINED LOAN-TO-VALUE RATIOS

                                                                 AGGREGATE
   RANGE OF COMBINED LOAN-TO-VALUE             NUMBER OF          PRINCIPAL         PERCENT OF LOAN
               RATIOS                        MORTGAGE LOANS         BALANCE              GROUP
------------------------------------------------------------------------------------------------
             5.01 - 10.00                               1          14,855.75             0.01%
-----------------------------------------------------------------------------------------------
            15.01 - 20.00                               5          70,581.35             0.05%
-----------------------------------------------------------------------------------------------
            20.01 - 25.00                               3         116,611.36             0.09%
-----------------------------------------------------------------------------------------------
            25.01 - 30.00                               7         236,760.95             0.17%
-----------------------------------------------------------------------------------------------
            30.01 - 35.00                               9         364,461.96             0.27%
-----------------------------------------------------------------------------------------------
            35.01 - 40.00                               9         439,495.87             0.32%
-----------------------------------------------------------------------------------------------
            40.01 - 45.00                              19         639,081.30             0.47%
-----------------------------------------------------------------------------------------------
            45.01 - 50.00                              29       1,139,850.43             0.84%
-----------------------------------------------------------------------------------------------
            55.01 - 55.00                              36       2,554,130.05             1.89%
-----------------------------------------------------------------------------------------------
            55.01 - 60.00                              57       2,782,973.68             2.06%
-----------------------------------------------------------------------------------------------
            60.01 - 65.00                              83       4,924,078.83             3.64%
-----------------------------------------------------------------------------------------------
            65.01 - 70.00                             128       8,621,624.58             6.37%
-----------------------------------------------------------------------------------------------
            70.01 - 75.00                             198      13,481,083.79             9.96%
-----------------------------------------------------------------------------------------------
            75.01 - 80.00                             383      31,247,120.28            23.08%
-----------------------------------------------------------------------------------------------
            80.01 - 85.00                             295      21,616,434.18            15.97%
-----------------------------------------------------------------------------------------------
            85.01 - 90.00                             547      43,775,053.84            32.33%
-----------------------------------------------------------------------------------------------
            90.01 - 95.00                              33       2,886,018.80             2.13%
-----------------------------------------------------------------------------------------------
                95.01+                                 14         478,708.62             0.35%
-----------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62           100.00%
-----------------------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - FICO SCORES

                                                                 AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
      RANGE OF FICO SCORES                    MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
               0 - 624                              1,361     98,094,518.37               72.45%
-------------------------------------------------------------------------------------------------
              625 - 649                               157     11,561,020.03                8.54%
-------------------------------------------------------------------------------------------------
              650 - 674                               124     10,698,608.10                7.90%
-------------------------------------------------------------------------------------------------
              675 - 699                                81      6,142,829.96                4.54%
-------------------------------------------------------------------------------------------------
              700 - 724                                44      3,416,319.54                2.52%
-------------------------------------------------------------------------------------------------
              725 - 749                                32      1,684,382.93                1.24%
-------------------------------------------------------------------------------------------------
              750 - 774                                10        863,559.12                0.64%
-------------------------------------------------------------------------------------------------
              775 - 799                                 8        514,864.75                0.38%
-------------------------------------------------------------------------------------------------
              800 - 824                                 2         87,436.04                0.06%
-------------------------------------------------------------------------------------------------
                  NA                                   37      2,325,386.78                1.72%
-------------------------------------------------------------------------------------------------
                                                    1,856    135,388,925.62              100.00%
-------------------------------------------------------------------------------------------------



FIXED-RATE LOAN GROUP - LOAN PURPOSE


                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
             LOAN PURPOSE                      MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
            Cash Out Refi                           1,494     103,504,581.25             76.45%
------------------------------------------------------------------------------------------------
               Purchase                               131      11,828,807.12              8.74%
------------------------------------------------------------------------------------------------
            Rate/Term Refi                            231      20,055,537.25             14.81%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------



FIXED-RATE LOAN GROUP - PROPERTY TYPE


                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
           PROPERTY TYPE                      MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
              3-4 Family                               18       1,496,841.53              1.11%
------------------------------------------------------------------------------------------------
                Condo                                  33       2,676,257.31              1.98%
------------------------------------------------------------------------------------------------
            Manuf. Housing                             83       4,817,907.29              3.56%
------------------------------------------------------------------------------------------------
                 PUD                                   46       4,800,635.43              3.55%
------------------------------------------------------------------------------------------------
             SF Detached                            1,601     115,996,843.00             85.68%
------------------------------------------------------------------------------------------------
              Two Family                               75       5,600,441.06              4.14%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------


FIXED-RATE LOAN GROUP - OCCUPANCY TYPE

                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
         OCCUPANCY TYPE                       MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
               Investor                               129       7,799,191.51              5.76%
------------------------------------------------------------------------------------------------
                Owner                               1,727     127,589,734.11             94.24%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------

FIXED-RATE LOAN GROUP - STATE DISTRIBUTION

                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
                STATE                         MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
                  AR                                   17         890,931.32              0.66%
------------------------------------------------------------------------------------------------
                  AZ                                   34       1,633,381.46              1.21%
------------------------------------------------------------------------------------------------
                  CA                                   82       8,898,779.06              6.57%
------------------------------------------------------------------------------------------------
                  CO                                   20       2,009,337.10              1.48%
------------------------------------------------------------------------------------------------
                  CT                                   16       1,815,077.44              1.34%
------------------------------------------------------------------------------------------------
                  DC                                    8         733,782.04              0.54%
------------------------------------------------------------------------------------------------
                  DE                                    1         125,771.82              0.09%
------------------------------------------------------------------------------------------------
                  FL                                  104       6,500,030.79              4.80%
------------------------------------------------------------------------------------------------
                  GA                                   75       5,273,355.49              3.89%
------------------------------------------------------------------------------------------------
                  HI                                   36       6,280,874.31              4.64%
------------------------------------------------------------------------------------------------
                  IA                                   16         895,286.42              0.66%
------------------------------------------------------------------------------------------------
                  ID                                    4         359,076.62              0.27%
------------------------------------------------------------------------------------------------
                  IL                                  102       7,126,323.17              5.26%
------------------------------------------------------------------------------------------------
                  IN                                  117       6,662,643.81              4.92%
------------------------------------------------------------------------------------------------
                  KS                                    9         439,377.51              0.32%
------------------------------------------------------------------------------------------------
                  KY                                   38       1,975,197.44              1.46%
------------------------------------------------------------------------------------------------
                  LA                                   23       1,266,044.30              0.94%
------------------------------------------------------------------------------------------------
                  MA                                   27       2,598,547.84              1.92%
------------------------------------------------------------------------------------------------
                  MD                                   55       4,480,476.47              3.31%
------------------------------------------------------------------------------------------------
                  ME                                    1          42,484.79              0.03%
------------------------------------------------------------------------------------------------
                  MI                                  185      12,641,142.13              9.34%
------------------------------------------------------------------------------------------------
                  MN                                   13       1,182,445.78              0.87%
------------------------------------------------------------------------------------------------
                  MO                                   37       2,444,145.18              1.81%
------------------------------------------------------------------------------------------------
                  MS                                   11         776,888.28              0.57%
------------------------------------------------------------------------------------------------
                  MT                                    1          30,467.41              0.02%
------------------------------------------------------------------------------------------------
                  NC                                  105       6,960,839.71              5.14%
------------------------------------------------------------------------------------------------
                  NE                                    9         560,918.94              0.41%
------------------------------------------------------------------------------------------------
                  NH                                   10         627,246.99              0.46%
------------------------------------------------------------------------------------------------
                  NJ                                   28       3,142,785.99              2.32%
------------------------------------------------------------------------------------------------
                  NM                                   15         758,304.95              0.56%
------------------------------------------------------------------------------------------------
                  NV                                    9         832,351.40              0.61%
------------------------------------------------------------------------------------------------
                  NY                                   57       4,401,503.37              3.25%
------------------------------------------------------------------------------------------------
                  OH                                  168      12,267,653.06              9.06%
------------------------------------------------------------------------------------------------
                  OK                                   11         544,260.93              0.40%
------------------------------------------------------------------------------------------------
                  OR                                   15       1,127,635.36              0.83%
------------------------------------------------------------------------------------------------
                  PA                                  181      12,175,074.04              8.99%
------------------------------------------------------------------------------------------------
                  RI                                    6         477,111.42              0.35%
------------------------------------------------------------------------------------------------
                  SC                                   35       2,153,873.58              1.59%
------------------------------------------------------------------------------------------------
                  SD                                    2         139,315.36              0.10%
------------------------------------------------------------------------------------------------
                  TN                                   34       2,194,530.30              1.62%
------------------------------------------------------------------------------------------------
                  TX                                   63       4,801,661.14              3.55%
------------------------------------------------------------------------------------------------
                  UT                                   14       1,145,260.07              0.85%
------------------------------------------------------------------------------------------------
                  VA                                   21       1,115,953.96              0.82%
------------------------------------------------------------------------------------------------
                  VT                                    1          54,408.35              0.04%
------------------------------------------------------------------------------------------------
                  WA                                   10       1,125,396.88              0.83%
------------------------------------------------------------------------------------------------
                  WI                                   15         900,435.96              0.67%
------------------------------------------------------------------------------------------------
                  WV                                   14         697,562.07              0.52%
------------------------------------------------------------------------------------------------
                  WY                                    1         102,973.81              0.08%
------------------------------------------------------------------------------------------------
                                                    1,856     135,388,925.62            100.00%
------------------------------------------------------------------------------------------------

                                              Page 18

FIXED-RATE LOAN GROUP - ORIGINATOR DISTRIBUTION

                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
            ORIGINATOR                        MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
Accubank                                          2          128,004.50              0.09%
-------------------------------------------------------------------------------------------
Amresco                                         268       22,532,650.80             14.27%
-------------------------------------------------------------------------------------------
Conti                                         1,524      106,483,469.73             78.65%
-------------------------------------------------------------------------------------------
IMP3                                             20        1,267,569.66              0.94%
-------------------------------------------------------------------------------------------
Long Beach                                       17        1,598,243.70              1.18%
-------------------------------------------------------------------------------------------
Option One                                        5          690,793.74              0.51%
-------------------------------------------------------------------------------------------
Provident                                        20        2,688,193.49              1.99%
-------------------------------------------------------------------------------------------
                                              1,856      135,388,925.62             97.63%
-------------------------------------------------------------------------------------------





ADJUSTABLE-RATE LOAN GROUP - MORTGAGE LOAN PRINCIPAL BALANCE

                                                                 AGGREGATE
   RANGE OF MORTGAGE LOAN PRINCIPAL            NUMBER OF         PRINCIPAL         PERCENT OF LOAN
              BALANCES                       MORTGAGE LOANS       BALANCE              GROUP
------------------------------------------------------------------------------------------------
           0.01 -25,000.00                             15         318,331.11              0.40%
------------------------------------------------------------------------------------------------
         25,000.01-50,000.00                           91       3,642,019.92              4.53%
------------------------------------------------------------------------------------------------
         50,000.01-75,000.00                          164      10,346,063.26             12.87%
------------------------------------------------------------------------------------------------
         75,000.01-100,000.00                         101       8,688,183.60             10.81%
------------------------------------------------------------------------------------------------
        100,000.01-125,000.00                          94      10,575,697.27             13.16%
------------------------------------------------------------------------------------------------
        125,000.01-150,000.00                          62       8,298,905.26             10.32%
------------------------------------------------------------------------------------------------
        150,000.01-175,000.00                          40       6,509,422.97              8.10%
------------------------------------------------------------------------------------------------
        175,000.01-200,000.00                          34       6,266,648.34              7.80%
------------------------------------------------------------------------------------------------
        200,000.01-225,000.00                          24       5,050,676.09              6.28%
------------------------------------------------------------------------------------------------
        225,000.01-250,000.00                          25       5,883,935.33              7.32%
------------------------------------------------------------------------------------------------
        250,000.01 -275,000.00                         10       2,649,827.73              3.30%
------------------------------------------------------------------------------------------------
        275,000.01-300,000.00                          10       2,855,728.88              3.55%
------------------------------------------------------------------------------------------------
        300,000.01-325,000.00                           2         630,708.70              0.78%
------------------------------------------------------------------------------------------------
        325,000.01-350,000.00                           5       1,673,548.97              2.08%
------------------------------------------------------------------------------------------------
        350,000.01-375,000.00                           5       1,798,635.95              2.24%
------------------------------------------------------------------------------------------------
        375,000.01-400,000.00                           5       1,930,109.28              2.40%
------------------------------------------------------------------------------------------------
        400,000.01-425,000.00                           3       1,240,824.15              1.54%
------------------------------------------------------------------------------------------------
             450,000.00 +                               4       2,026,937.21              2.52%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - MORTGAGE RATES

                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
        RANGE OF MORTGAGE RATES                MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
            0.001 - 6.500                               2         115,803.97              0.14%
------------------------------------------------------------------------------------------------
            6.501 - 7.000                               2         441,010.28              0.55%
------------------------------------------------------------------------------------------------
            7.001 - 7.500                               2         183,076.49              0.23%
------------------------------------------------------------------------------------------------
            7.501 - 8.000                              13       1,668,810.93              2.08%
------------------------------------------------------------------------------------------------
            8.001 - 8.500                              25       4,849,195.66              6.03%
------------------------------------------------------------------------------------------------
            8.501 - 9.000                              73      10,660,100.94             13.26%
------------------------------------------------------------------------------------------------
            9.001 - 9.500                             110      14,846,109.65             18.47%
------------------------------------------------------------------------------------------------
            9.501 - 10.000                            150      18,112,098.96             22.53%
------------------------------------------------------------------------------------------------
            10.001- 10.500                            103      11,509,820.83             14.32%
------------------------------------------------------------------------------------------------
           10.501 - 11.000                             91       8,315,699.90             10.34%
------------------------------------------------------------------------------------------------
           11.001 - 11.500                             55       4,581,145.94              5.70%
------------------------------------------------------------------------------------------------
           11.501 - 12.000                             41       3,016,140.89              3.75%
------------------------------------------------------------------------------------------------
           12.001 - 12.500                             15       1,530,375.93              1.90%
------------------------------------------------------------------------------------------------
           12.501 - 13.000                              9         440,252.52              0.55%
------------------------------------------------------------------------------------------------
           13.001 - 13.500                              2          78,106.97              0.10%
------------------------------------------------------------------------------------------------
           13.501 - 14.000                              1          38,454.16              0.05%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------


ADJUSTABLE-RATE LOAN GROUP - REMAINING MONTHS TO STATED MATURITY

                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
        REMAINING TERM (MONTHS)                MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
                301 +                                 694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - LOAN-TO-VALUE RATIO

                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
    RANGE OF LOAN-TO-VALUE RATIOS              MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
            10.01 - 20.00                               1          19,450.57              0.02%
------------------------------------------------------------------------------------------------
            20.01 - 30.00                               2          44,910.69              0.06%
------------------------------------------------------------------------------------------------
            30.01 - 40.00                               2         857,830.67              1.07%
------------------------------------------------------------------------------------------------
            40.01 - 50.00                               5         273,557.57              0.34%
------------------------------------------------------------------------------------------------
            50.01 - 60.00                              10       1,314,418.46              1.64%
------------------------------------------------------------------------------------------------
            60.01 - 70.00                              69       6,813,753.85              8.48%
------------------------------------------------------------------------------------------------
            70.01 - 80.00                             217      24,641,581.56             30.65%
------------------------------------------------------------------------------------------------
            80.01 - 90.00                             380      45,123,492.00             56.13%
------------------------------------------------------------------------------------------------
            90.01 - 100.00                              8       1,297,208.65              1.61%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------





ADJUSTABLE-RATE LOAN GROUP - FICO SCORES


                                                                AGGREGATE
                                                 NUMBER OF       PRINCIPAL      PERCENT OF LOAN
         RANGE OF FICO SCORES                 MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
               0 - 624                                518      60,671,531.61             75.48%
------------------------------------------------------------------------------------------------
              625 - 649                                77       7,931,236.54              9.87%
------------------------------------------------------------------------------------------------
              650 - 674                                36       4,345,275.15              5.41%
------------------------------------------------------------------------------------------------
              675 - 699                                19       2,515,314.09              3.13%
------------------------------------------------------------------------------------------------
              700 - 724                                12       1,502,737.28              1.87%
------------------------------------------------------------------------------------------------
              725 - 749                                 5         752,533.93              0.94%
------------------------------------------------------------------------------------------------
                  NA                                   27       2,667,575.42              3.32%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - LOAN PURPOSE

                                                              AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
              LOAN PURPOSE                   MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
            Cash Out Refi                             371      44,707,635.54             55.62%
------------------------------------------------------------------------------------------------
               Purchase                               225      25,052,042.28             31.16%
------------------------------------------------------------------------------------------------
            Rate/Term Refi                             98      10,626,526.20             13.22%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------


ADJUSTABLE-RATE LOAN GROUP - PROPERTY TYPE

                                                              AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
           PROPERTY TYPE                     MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
              3-4 Family                               11       1,699,400.47              2.11%
------------------------------------------------------------------------------------------------
                Condo                                  18       2,140,013.90              2.66%
------------------------------------------------------------------------------------------------
            Manuf. Housing                             27       2,228,869.62              2.77%
------------------------------------------------------------------------------------------------
                 PUD                                   33       5,938,592.39              7.39%
------------------------------------------------------------------------------------------------
             SF Detached                              574      66,001,318.93             82.11%
------------------------------------------------------------------------------------------------
              Two Family                               31       2,378,008.71              2.96%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------



ADJUSTABLE-RATE LOAN GROUP - OCCUPANCY TYPE


                                                               AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
          OCCUPANCY TYPE                     MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
               Investor                                50       4,815,756.02              5.99%
------------------------------------------------------------------------------------------------
                Owner                                 644      75,570,448.00             94.01%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - STATE DISTRIBUTION

                                                                AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
               STATE                         MORTGAGE LOANS     BALANCE             GROUP
------------------------------------------------------------------------------------------------
                  AL                                    1         126,040.22              0.16%
------------------------------------------------------------------------------------------------
                  AR                                    3         227,068.18              0.28%
------------------------------------------------------------------------------------------------
                  AZ                                   11       1,281,146.02              1.59%
------------------------------------------------------------------------------------------------
                  CA                                  127      22,995,306.68             28.61%
------------------------------------------------------------------------------------------------
                  CO                                   12       1,489,580.40              1.85%
------------------------------------------------------------------------------------------------
                  CT                                    6         672,263.20              0.84%
------------------------------------------------------------------------------------------------
                  DC                                    2         345,509.09              0.43%
------------------------------------------------------------------------------------------------
                  DE                                    2         212,737.38              0.26%
------------------------------------------------------------------------------------------------
                  FL                                   41       4,318,152.50              5.37%
------------------------------------------------------------------------------------------------
                  GA                                   10       1,244,246.28              1.55%
------------------------------------------------------------------------------------------------
                  HI                                    5       1,274,781.35              1.59%
------------------------------------------------------------------------------------------------
                  IA                                    5         453,685.43              0.56%
------------------------------------------------------------------------------------------------
                  ID                                   13       1,131,092.91              1.41%
------------------------------------------------------------------------------------------------
                  IL                                   38       4,337,361.97              5.40%
------------------------------------------------------------------------------------------------
                  IN                                   26       1,639,285.41              2.04%
------------------------------------------------------------------------------------------------
                  KS                                    4         325,960.04              0.41%
------------------------------------------------------------------------------------------------
                  KY                                    8         542,290.72              0.67%
------------------------------------------------------------------------------------------------
                  LA                                    3         235,679.18              0.29%
------------------------------------------------------------------------------------------------
                  MA                                   10       1,417,744.97              1.76%
------------------------------------------------------------------------------------------------
                  MD                                   15       1,532,131.01              1.91%
------------------------------------------------------------------------------------------------
                  ME                                    3         291,488.03              0.36%
------------------------------------------------------------------------------------------------
                  MI                                   48       4,415,485.01              5.49%
------------------------------------------------------------------------------------------------
                  MN                                    7         743,492.55              0.92%
------------------------------------------------------------------------------------------------
                  MO                                   16       1,225,857.40              1.52%
------------------------------------------------------------------------------------------------
                  MS                                    4         360,439.44              0.45%
------------------------------------------------------------------------------------------------
                  MT                                    3         276,222.78              0.34%
------------------------------------------------------------------------------------------------
                  NC                                    8         611,369.08              0.76%
------------------------------------------------------------------------------------------------
                  NE                                    2         173,785.84              0.22%
------------------------------------------------------------------------------------------------
                  NH                                    1          93,520.61              0.12%
------------------------------------------------------------------------------------------------
                  NJ                                    5         735,455.31              0.91%
------------------------------------------------------------------------------------------------
                  NM                                   13       1,208,602.37              1.50%
------------------------------------------------------------------------------------------------
                  NV                                    9       1,279,683.50              1.59%
------------------------------------------------------------------------------------------------
                  NY                                    7         906,155.04              1.13%
------------------------------------------------------------------------------------------------
                  OH                                   44       3,190,833.72              3.97%
------------------------------------------------------------------------------------------------
                  OK                                    9         680,271.18              0.85%
------------------------------------------------------------------------------------------------
                  OR                                   31       4,255,270.63              5.29%
------------------------------------------------------------------------------------------------
                  PA                                   36       2,575,136.00              3.20%
------------------------------------------------------------------------------------------------
                  RI                                    2         128,018.63              0.16%
------------------------------------------------------------------------------------------------
                  SC                                    2         151,938.11              0.19%
------------------------------------------------------------------------------------------------
                  SD                                    1          54,234.54              0.07%
------------------------------------------------------------------------------------------------
                  TN                                    2         164,690.49              0.20%
------------------------------------------------------------------------------------------------
                  TX                                   19       2,127,254.37              2.65%
------------------------------------------------------------------------------------------------
                  UT                                   28       3,558,210.38              4.43%
------------------------------------------------------------------------------------------------
                  VA                                    5         544,102.45              0.68%
------------------------------------------------------------------------------------------------
                  WA                                   21       3,124,065.61              3.89%
------------------------------------------------------------------------------------------------
                  WI                                   22       1,364,120.90              1.70%
------------------------------------------------------------------------------------------------
                  WV                                    3         268,347.78              0.33%
------------------------------------------------------------------------------------------------
                  WY                                    1          76,089.33              0.09%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

                                              Page 23

ADJUSTABLE-RATE LOAN GROUP - ORIGINATOR DISTRIBUTION

                                                                AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
             ORIGINATOR                      MORTGAGE LOANS      BALANCE            GROUP
------------------------------------------------------------------------------------------------
Accubank                                          4          204,609.63              0.25%
-------------------------------------------------------------------------------------------
Amresco                                         214       23,061,367.35             28.69%
-------------------------------------------------------------------------------------------
Conti                                           370       42,358,276.55             52.69%
-------------------------------------------------------------------------------------------
IMP3                                              4          232,554.51              0.29%
-------------------------------------------------------------------------------------------
Long Beach                                       58        8,670,734.36             10.79%
-------------------------------------------------------------------------------------------
Option One                                       29        3,181,606.30              3.96%
-------------------------------------------------------------------------------------------
Provident                                        15        2,677,055.32              3.33%
-------------------------------------------------------------------------------------------
                                                694       80,386,204.02            100.00%
-------------------------------------------------------------------------------------------



ADJUSTABLE-RATE LOAN GROUP - INITIAL FIXED RATE PERIOD

                                                                AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
   INITIAL FIXED RATE PERIOD (MONTHS)        MORTGAGE LOANS      BALANCE            GROUP
------------------------------------------------------------------------------------------------
                  6                                    35       5,077,220.61              6.32%
------------------------------------------------------------------------------------------------
                  12                                    2         320,835.98              0.40%
------------------------------------------------------------------------------------------------
                  18                                    1          34,579.62              0.04%
------------------------------------------------------------------------------------------------
                  24                                  553      62,844,201.77             78.18%
------------------------------------------------------------------------------------------------
                  25                                    1         126,040.22              0.16%
------------------------------------------------------------------------------------------------
                  36                                  100      11,840,957.58             14.73%
------------------------------------------------------------------------------------------------
                  60                                    2         142,368.24              0.18%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - GROSS MARGIN

                                                                AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
         RANGE OF GROSS MARGINS              MORTGAGE LOANS      BALANCE            GROUP
------------------------------------------------------------------------------------------------
            0.001 - 4.000                               2         189,790.87              0.24%
------------------------------------------------------------------------------------------------
            4.001 - 5.000                              36       6,462,014.16              8.04%
------------------------------------------------------------------------------------------------
            5.001 - 6.000                             222      27,822,719.37             34.61%
------------------------------------------------------------------------------------------------
            6.001 - 7.000                             290      33,651,593.64             41.86%
------------------------------------------------------------------------------------------------
            7.001 - 8.000                             121      10,489,104.41             13.05%
------------------------------------------------------------------------------------------------
            8.001 - 9.000                              21       1,665,813.99              2.07%
------------------------------------------------------------------------------------------------
            9.001 - 10.000                              2         105,167.58              0.13%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------



ADJUSTABLE-RATE LOAN GROUP - MINIMUM MORTGAGE RATES

                                                                 AGGREGATE
       RANGE OF MINIMUM MORTGAGE              NUMBER OF          PRINCIPAL       PERCENT OF LOAN
                RATES                       MORTGAGE LOANS         BALANCE            GROUP
------------------------------------------------------------------------------------------------
            0.000 - 5.000                              14       2,654,622.09              3.30%
------------------------------------------------------------------------------------------------
            5.001 - 6.000                             129      16,748,262.25             20.83%
------------------------------------------------------------------------------------------------
            6.001 - 7.000                             212      26,135,754.95             32.51%
------------------------------------------------------------------------------------------------
            7.001 - 8.000                             101       8,844,577.25             11.00%
------------------------------------------------------------------------------------------------
            8.001 - 9.000                              51       7,074,152.98              8.80%
------------------------------------------------------------------------------------------------
            9.001 - 10.000                             76       9,980,785.90             12.42%
------------------------------------------------------------------------------------------------
           10.001 - 11.000                             63       5,769,166.10              7.18%
------------------------------------------------------------------------------------------------
           11.001 - 12.000                             34       2,459,015.63              3.06%
------------------------------------------------------------------------------------------------
           12.001 - 13.000                             12         642,472.44              0.80%
------------------------------------------------------------------------------------------------
           13.001 - 14.000                              2          77,394.43              0.10%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - MAXIMUM MORTGAGE RATES

                                                                 AGGREGATE
       RANGE OF MAXIMUM MORTGAGE              NUMBER OF          PRINCIPAL       PERCENT OF LOAN
                RATES                       MORTGAGE LOANS         BALANCE            GROUP
------------------------------------------------------------------------------------------------
           12.001 - 13.000                              4         658,160.46              0.82%
------------------------------------------------------------------------------------------------
           13.001 - 14.000                              6         764,064.05              0.95%
------------------------------------------------------------------------------------------------
           14.001 - 15.000                             54       7,793,482.13              9.70%
------------------------------------------------------------------------------------------------
           15.001 - 16.000                            205      27,386,683.15             34.07%
------------------------------------------------------------------------------------------------
           16.001 - 17.000                            207      24,381,986.74             30.33%
------------------------------------------------------------------------------------------------
           17.001 - 18.000                            137      13,247,994.14             16.48%
------------------------------------------------------------------------------------------------
           18.001 - 19.000                             62       5,152,358.04              6.41%
------------------------------------------------------------------------------------------------
           19.001 - 20.000                             16         884,914.18              1.10%
------------------------------------------------------------------------------------------------
           20.001 - 21.000                              3         116,561.13              0.15%
------------------------------------------------------------------------------------------------
                                                      694      80,386,204.02            100.00%
------------------------------------------------------------------------------------------------


ADJUSTABLE-RATE LOAN GROUP - NEXT ADJUSTMENT DATE FOR THE 6-MONTH LIBOR MORTGAGE LOANS


                                                                AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
         NEXT ADJUSTMENT DATE                MORTGAGE LOANS      BALANCE            GROUP
------------------------------------------------------------------------------------------------
              October-99                                6         819,509.41              1.02%
------------------------------------------------------------------------------------------------
             November-99                                4         781,680.94              0.97%
------------------------------------------------------------------------------------------------
             December-99                                6         659,365.05              0.82%
------------------------------------------------------------------------------------------------
              January-00                               10       1,618,679.96              2.01%
------------------------------------------------------------------------------------------------
             February-00                                3         758,772.21              0.94%
------------------------------------------------------------------------------------------------
               March-00                                 8         717,652.59              0.89%
------------------------------------------------------------------------------------------------
              January-01                                1         168,436.65              0.21%
------------------------------------------------------------------------------------------------
               July-01                                  1          34,579.62              0.04%
------------------------------------------------------------------------------------------------
                                                       39       5,558,676.43              6.91%
------------------------------------------------------------------------------------------------

ADJUSTABLE-RATE LOAN GROUP - NEXT ADJUSTMENT DATE FOR
THE 2/28, 3/27 AND 5/25 MORTGAGE LOANS

                                                                AGGREGATE
                                                NUMBER OF       PRINCIPAL      PERCENT OF LOAN
         NEXT ADJUSTMENT DATE                MORTGAGE LOANS      BALANCE            GROUP
------------------------------------------------------------------------------------------------
              January-00                                1          93,494.67              0.12%
------------------------------------------------------------------------------------------------
             February-00                                2         139,797.78              0.17%
------------------------------------------------------------------------------------------------
               March-00                                 1          44,527.19              0.06%
------------------------------------------------------------------------------------------------
               April-00                                 5         938,210.26              1.17%
------------------------------------------------------------------------------------------------
                May-00                                  3         372,825.94              0.46%
------------------------------------------------------------------------------------------------
               June-00                                  7       1,015,050.37              1.26%
------------------------------------------------------------------------------------------------
               July-00                                  6       1,262,500.94              1.57%
------------------------------------------------------------------------------------------------
              August-00                                11       1,200,191.65              1.49%
------------------------------------------------------------------------------------------------
             September-00                              12       1,613,530.57              2.01%
------------------------------------------------------------------------------------------------
              October-00                               12       1,259,772.13              1.57%
------------------------------------------------------------------------------------------------
             November-00                               14       2,585,925.47              3.22%
------------------------------------------------------------------------------------------------
             December-00                               42       6,678,265.24              8.31%
------------------------------------------------------------------------------------------------
              January-01                               69       8,388,839.95             10.44%
------------------------------------------------------------------------------------------------
             February-01                               60       6,476,073.28              8.06%
------------------------------------------------------------------------------------------------
               March-01                               100      10,937,478.97             13.61%
------------------------------------------------------------------------------------------------
               April-01                               146      14,525,938.98             18.07%
------------------------------------------------------------------------------------------------
                May-01                                 19       1,292,027.94              1.61%
------------------------------------------------------------------------------------------------
               June-01                                  8         547,776.87              0.68%
------------------------------------------------------------------------------------------------
               July-01                                  7         637,546.38              0.79%
------------------------------------------------------------------------------------------------
              August-01                                 2         216,551.83              0.27%
------------------------------------------------------------------------------------------------
             September-01                               3         344,340.60              0.43%
------------------------------------------------------------------------------------------------
              October-01                                7         947,450.10              1.18%
------------------------------------------------------------------------------------------------
             November-01                               10       1,375,848.57              1.71%
------------------------------------------------------------------------------------------------
             December-01                                5         400,758.10              0.50%
------------------------------------------------------------------------------------------------
              January-02                               11       1,363,900.30              1.70%
------------------------------------------------------------------------------------------------
             February-02                               13       1,177,229.98              1.46%
------------------------------------------------------------------------------------------------
               March-02                                20       2,143,314.73              2.67%
------------------------------------------------------------------------------------------------
               April-02                                40       4,944,578.14              6.15%
------------------------------------------------------------------------------------------------
                May-02                                 11       1,292,741.73              1.61%
------------------------------------------------------------------------------------------------
               June-02                                  1          53,944.39              0.07%
------------------------------------------------------------------------------------------------
              October-02                                2         102,303.41              0.13%
------------------------------------------------------------------------------------------------
             December-02                                1          66,170.66              0.08%
------------------------------------------------------------------------------------------------
             February-03                                1          66,468.71              0.08%
------------------------------------------------------------------------------------------------
               June-03                                  1         179,783.52              0.22%
------------------------------------------------------------------------------------------------
              January-04                                2         142,368.24              0.18%
------------------------------------------------------------------------------------------------
                                                      655      74,827,527.59             93.09%
------------------------------------------------------------------------------------------------